Long-term debt	12 Months Ended
Dec. 31, 2020
Noncurrent Liabilities [Abstract]
Long-term debt

13. Long-term debt

	2020	2019

Unsecured debentures
Series E - 3.75% debentures due November 14, 2022	-	399,152
Series F - 5.09% debentures due November 14, 2042	99,319	99,302
Series G - 4.19% debentures due June 24, 2024	498,630	498,264
Series H - 2.95% debentures due October 21, 2027	397,592	-

Total	$995,541	$996,718

On October 21, 2020, Cameco issued $400,000,000 of Series H debentures which bear interest at a rate of 2.95% per annum. The net proceeds of the issue after deducting expenses were approximately $397,500,000. The debentures mature on October 21, 2027 and are being amortized at an effective interest rate of 3.05%. In conjunction with the issuance of the Series H debentures, on November 20, 2020, the $400,000,000 principal amount of the Series E debentures was redeemed. Cameco recognized $24,439,000 of finance costs in relation to the early redemption of these debentures (note 19).

Cameco has a $1,000,000,000 unsecured revolving credit facility that is available until November 1, 2023. Upon mutual agreement, the facility can be extended for an additional year on the anniversary date. In addition to direct borrowings under the facility, up to $100,000,000 can be used for the issuance of letters of credit and, to the extent necessary, it may be used to provide liquidity support for the Company’s commercial paper program. The agreement also provides the ability to increase the revolving credit facility above $1,000,000,000 by increments no less than $50,000,000, to a total of $1,250,000,000. The facility ranks equally with all of Cameco’s other senior debt. As of December 31, 2020 and 2019, there were no amounts outstanding under this facility.

Cameco has $1,698,340,000 (2019 - $1,719,120,000) in letter of credit facilities. Outstanding and committed letters of credit at December 31, 2020 amounted to $1,596,488,000 (2019 - $1,528,603,000), the majority of which relate to future decommissioning and reclamation liabilities (note 15).

Cameco is bound by a covenant in its revolving credit facility. The covenant requires a funded debt to tangible net worth ratio equal to or less than 1:1. Non-compliance with this covenant could result in accelerated payment and termination of the revolving credit facility. At December 31, 2020, Cameco was in compliance with the covenant and does not expect its operating and investing activities in 2021 to be constrained by it.

The table below represents currently scheduled maturities of long-term debt:

2021	2022	2023	2024	2025	Thereafter	Total

$-	-	-	498,630	-	496,911	$995,541